Exhibit 99.2

Ticker: MRIC Investor Presentation September, 2015 Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI 2015 MRI INTERVENTIONS, INC. | 1

Forward Looking Statements Certain statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward- looking statements often can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would," or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions' actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions' forward-looking statements. Particular uncertainties and risks include, among others: demand and market acceptance of our products; our ability to successfully expand, and achieve full productivity from, our sales, clinical support and marketing capabilities; availability and adequacy of reimbursement from third party payors for procedures utilizing our products; the sufficiency of our cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; our ability to protect and enforce our intellectual property rights; our dependence on collaboration partners; the impact of competitive products and pricing; the impact of the commercial and credit environment on us and our customers and suppliers; and our ability to successfully complete the development of, and to obtain regulatory clearance or approval for, our ClearTrace system. More detailed information on these and additional factors that could affect MRI Interventions' actual results and the timing of events are described in our filings with the Securities and Exchange Commission, including, without limitation, the quarterly report on Form 10-Q filed on August 10, 2014. Except as required by law, MRI Interventions undertakes no obligation to publicly update or revise any forward-looking statements made in this presentation to reflect any change in MRI Interventions' expectations or any change in events, conditions or circumstances on which any such statements are based. 2015 MRI INTERVENTIONS, INC. | 2

MRI Interventions Opportunity

Large Market	• Market is large and growing • 55,000 potential ClearPoint procedures across multiple therapies
Navigation System for Multiple Therapies	• ***Electrode placement*** for Deep Brain Stimulation • ***Laser Ablation*** for ablation of epileptic foci or Brain Tumors • ***Brain Tumor Biopsy*** for deep seated tumors • ***Precise Drug Delivery*** to target lesions

Large Opportunity Attracting Multiple Players	• Area of interest to large medical device companies
	  • Medtronic, St. Jude and Boston Scientific investing in neuro market
	  • MRI Scanner Companies embracing MRI-guided therapies
	  • Drug Companies pursuing direct delivery

Uniquely Positioned	• Focused commercial effort; FDA/CE approved products
	  • Delivery platform for multiple therapies
	  • Strong, proprietary position
	  • Recent restructuring complete

© 2015 MRI INTERVENTIONS, INC. | 3

MRI Interventions: Real Time MRI Guided Surgery First-to-market technology platform enabling real-time MRI guided surgery; FDA-cleared, CE-marked and 40+ ClearPoint sites Focused commercialization of neuro platform underway, gaining traction; recent restructuring complete Attractive razor/razorblade business model with strong margins Compatible with all major MRI manufacturers; Interoperability w/ Medtronic, Monteris, neuro products Strong intellectual property portfolio Strong management team with extensive medical device commercialization experience: Intuitive, Medtronic, Kyphon, Boston Scientific, Edwards Lifescience, Cordis © 2015 MRI INTERVENTIONS, INC. | 4

Leadership – Significant Med Device Experience

MRI INTERVENTIONS

Key Management

Executive	*Title*	*Prior Experience*
Frank Grillo	President, CEO	Intuitive Surgical; Kyphon; Boston Scientific
Peter Piferi	COO	Edwards; HeartWare; Cordis
Wendelin Maners	VP Marketing	Boston Scientific; CSA Medical
Robert Korn	VP Sales	Medtronic; Codman
Hal Hurwitz	CFO	pwc; ev3

Board of Directors

- Kimble Jenkins, Exec Chair — MRI Interventions; Morgan Keegan
- Maria Sainz — Cardiokinetics; concentric; stryker; Guidant
- Dr. Phillip Pizzo — Stanford School of Medicine
- Pascal Girin — Wright; ev3
- Timothy Richards — VNUS; Covidien; B. Braun
- Frank Grillo, CEO — Boston Scientific; Kyphon; Intuitive Surgical
- Jack Spencer — Ernst & Young
- Charles Koob — Simpson Thacher
- Andrew Rooke — Major Investor

© 2015 MRI INTERVENTIONS, INC. | 5

Technology: ClearPoint® Neuro Navigation System Navigation System consisting of Integrated Devices and Software for Real-Time, MRI Guided, Minimally Invasive Neurosurgical Procedures Visualize Identify target Verify Observe progress to target Confirm Confirm precise placement at target © 2015 MRI INTERVENTIONS, INC. | 6

Without ClearPoint, minimally invasive neuro procedures are performed "blind" Conventional Stereotactic Procedure No real-time visualization ClearPoint Neuro Procedure Next generation platform enabling real-time, MRI-guided, minimally invasive brain surgery © 2015 MRI INTERVENTIONS, INC. | 7

ClearPoint® Neuro Navigation System

1.5T or 3T MR Scanners, also works in intraop MRI Suites



MRI Safe Disposable Components:

SmartGrid® and SmartFrame® – Integrated ClearPoint Targeting and Trajectory Precision

ClearPoint® Drape provides sterile procedural field in any diagnostic or intraoperative MRI scanner





Emory University Hospital



UCSF Medical Center


dialing-in the correct alignment using real-time MRI

University of Pittsburgh Medical Center



Brigham and Women's Hospital*

** Image courtesy of IMRIS*

Integrates with All Major Scanner Platforms

SIEMENS | PHILIPS | GE Healthcare | IMRIS | BrainSUITE

© 2015 MRI INTERVENTIONS, INC. | 8

ClearPoint Procedure Overview Target Selection & Entry Planning © 2015 MRI INTERVENTIONS, INC. | 9

ClearPoint Procedure Overview SmartFrame® Trajectory Guide SmartFrame® Hand Controller Trajectory Alignment & Device Insertion © 2015 MRI INTERVENTIONS, INC. | 10

ClearPoint Procedure Overview Delivery of Neurological Therapy Drug Delivery1 Electrode Placement Laser Ablation2 (1) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational. (2) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure. © 2015 MRI INTERVENTIONS, INC. | 11

ClearPoint Hospital Economics

Increase Patients

- Better patient experience provides hospitals the opportunity to reach additional patient populations that may otherwise forego surgery
- 65% of eligible DBS patients refuse treatment, due to fear of surgery[(1)]

Established, Attractive Reimbursement

- Move procedures from the more expensive OR to the less expensive MR suite, with equivalent reimbursement

Improved Utilization of Existing MRI's

- 1 hour of MR Scanner time used for diagnostic imaging could generate $1,200[(2)]
- 1 hour of MR scanner time used for a ClearPoint procedure could generate $5,275[(3)]
- Utilizes existing MRI's already in hospital


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,275/hour
$1,200/hour

(1) Medtronic Investor Presentation, June, 2014

(2) Estimated average US hospital-based MRI suite revenue per hour for outpatient diagnostic scans, based on data gathered by MRI Interventions. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor.

(3) Based on a weighted average payment to MRI Interventions' customers (as of September 2014) for an electrode placement procedure for Medicare and private insurance patients, calculated by MRI Interventions using a payor mix weighted 67% to average Medicare reimbursement and 33% to average private insurance reimbursement. Average Medicare reimbursement calculated as the weighted average Medicare payment for MRI Interventions' customers (as of September 2014) for an electrode placement procedure under MS-DRGs 025, 026 and 027. Average private insurance reimbursement calculated as 1.5x Medicare reimbursement, based on published data. Hourly amount assumes 4.5 hour procedure duration. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor.

© 2015 MRI INTERVENTIONS, INC. | 12

Multi-Therapy MRI-Guided Navigational System

Leading Neurosurgeon Supporters


Dr. Philip Starr
ASSFN Past President


Dr. Paul Larson
UCSF & VA


Dr. Robert Gross
Emory University


Dr. Robert Wharen, Jr.
Mayo Clinic - Jacksonville


Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF


Dr. Russ Lonser
OSU - NIH

Strong Peer-Reviewed Journal Support


OPERATIVE
NEUROSURGERY

Compatible With Multiple Therapies




Visualase[R]

MONTERIS
MEDICAL




18 mm
1.68 mm
3 mm

SmartFlow™ cannula for local drug delivery

© 2015 MRI INTERVENTIONS, INC. | 13

Strong Intellectual Property Close to 100 issued patents around the world 50+ U.S. Patents 45+ OUS Patents 40+ U.S. Patent Applications 50+ OUS Patent Applications Issued patents cover areas such as: MRI-guided surgical systems that include software and devices; the SmartFrame® trajectory guide; other ClearPoint® disposable components; active intracranial probes; MRI-compatible catheters; MRI-safety technology Key ClearPoint-related patents do not begin to expire until 2027 © 2015 MRI INTERVENTIONS, INC. | 14

Patient Impact M ar ti n's S tor y C l e ar Poi nt - Enabl e d El e c trode Pl ac e m e nt © 2015 MRI INTERVENTIONS, INC. | 15

Patient Benefit - Minimally Invasive Procedure 7 days after ClearPoint procedure - Arrow Indicates Surgery Site © 2015 MRI INTERVENTIONS, INC. | 16

ClearPoint Drug Delivery

- MR visualization of neuro target
- MR-guided placement of catheter
- Therapeutic agent delivered under MR-guidance*


18 mm
3 mm
1.68 mm

Specialized drug delivery cannula's / catheters


a
Vi = 300 μL

Drug infusion is visible real time under MRI


Laboratory Investigation

Stereotactic and Functional Neurosurgery

Novel Platform for MRI-Guided Convection-Enhanced Delivery of Therapeutics: Preclinical Validation in Nonhuman Primate Brain

original article

Interventional MRI-guided Putaminal Delivery of AAV2-GDNF for a Planned Clinical Trial in Parkinson's Disease

Conclusion: The ClearPoint system allows Real-time Convection-enhanced Delivery to be performed with a high level of precision, predictability, and safety.

* CAUTION: SmartFlow™ Cannula is approved for injection of Cytarabine or removal of CSF from the ventricles during intracranial procedures. Uses other than the approved indication are limited by Federal law to investigational use.

© 2015 MRI INTERVENTIONS, INC. | 17

MRIC's Unique Opportunity in Drug Delivery

MRI INTERVENTIONS

Provides MRIC with "biotech-like upside" without "all or nothing downside"

Major Challenges in Delivering Drugs to the Brain

- Blood brain barrier blocks systemic delivery of almost all drugs – 98% of small molecules
- Direct injection without ClearPoint is blind, so target is frequently missed
  - *Neopharm Trial - 51% of 572 catheters failed to meet all positioning criteria*

Major Benefits of Drug Delivery with ClearPoint

- Neurosurgeon sees that target is reached
- Eliminates the blood brain barrier issue; Reduces/eliminates unwanted systemic side effects; Reduces dosage levels (as little as 1/300th of systemic volumes)

Business Model – MRIC Partners with Drug Companies and Researchers

- MRIC provides ClearPoint; Drug company provides drug candidate
- Drug company/sponsor pays for trial
- If drug is approved, MRIC gets device revs (~$7000/case); Drug co gets drug revs

	IL13 for Brain Tumor – Phase 1 study at NIH - Sponsored by NIH
	Radio Immunotherapy for Brain Tumor – Phase 1 Study at MSK - Sponsored by the Memorial Sloan-Kettering Cancer Center
MERRIMACK	**Nanoliposomal Irinotecan for Brain Tumor – Phase 1 Study at UCSF** - Merrimack Pharmaceutical

SANOFI	**AAV2-hAADC for Parkinson's disease - Phase 1 study at UCSF** - Sanofi – Genzyme; Michael J. Fox Foundation
uniQure	**AAV2-GDNF for Parkinson's disease - Phase 1 study at the NIH** - uniQure, B.V.

© 2015 MRI INTERVENTIONS, INC. | 18

The ClearPoint Difference

MRI INTERVENTIONS

Without ClearPoint (Stereotactic)	With ClearPoint
No direct visualization; Performed in an operating room	Direct, high resolution visualization; Performed in an MRI Suite
Patient may be awake for own brain surgery[1]	Patient may be under general anesthesia[1]
Long procedures – Can be up to 8 hours	Shorter procedures – Can be 3 hours or less
Accuracy to target based on prior images	Highly accurate, based on real time images
May require OR and MRI for same procedure (laser ablation)	One procedure, one place
Poor economics for hospital and physician	Attractive economics for hospital and physician

Better for Patients | **Better for Surgeons** | **Better for Hospitals**

(1) Microelectrode recording and macrostim are processes that involve listening to neuronal firings (i.e., physiological recordings) and observing physiological responses to stimuli during brain surgery. In connection with our 510(k) clearance in 2010, the FDA requested a warning within ClearPoint's Instructions for Use based on the lack of data with respect to deep brain stimulation (DBS) procedures. The warning states that the ClearPoint system, alone, should not be used to guide a DBS lead to a specific brain target and that final placement of DBS leads requires physiological recordings to confirm that they are located in the correct brain target and functioning as intended.

© 2015 MRI INTERVENTIONS, INC. | 19

ClearPoint Revenue Model

BUSINESS MODEL – RAZOR / RAZORBLADE

- ClearPoint Hardware/Software: $100,000 - $150,000 ASP
- ClearPoint Disposables: $7,500 (average) ASP per procedure with strong margins
- Recurring revenue from the sale of disposables
- Procedures covered by existing inpatient DRG reimbursement codes





© 2015 MRI INTERVENTIONS, INC. | 20

Growing the ClearPoint Footprint Installed Base of 39 sites in the US June, 2015 © 2015 MRI INTERVENTIONS, INC. | 21

ClearPoint US Market Opportunity

	Parkinson's	*Epilepsy*	*Brain Tumors*
Total Prevalence (US)	1,500,000	2,200,000	80,000 *(annual diagnosis)*
Prevalence – Drug Treatment Resistant (DTR)	125,000	264,000	
Incidence – DTR	7,500	18,000	Resections: 80,000 Stereotactic Biopsy: 10,000
ClearPoint Enabled Therapy	Electrode Placement (DBS)	Laser Ablation RNS[1]	Biopsy / Laser Ablation / Drug Delivery
Potential ClearPoint Procedures, Annually[2]	12,500	28,000	14,500

55,000+ Potential Procedures Per Year

Note: Prevalence and Incidence based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

(1) Responsive neurostimulation device (RNS)

(2) Potential Annual ClearPoint Procedures based upon 5% of prevalence and 85% of incidence; Potential Annual ClearPoint Procedures for brain tumors based on market research conducted by a third party on behalf of MRI Interventions.

© 2015 MRI INTERVENTIONS, INC. | 22

ClearPoint Future Opportunities Multiple Therapies for Future Growth Patient Treatment Resistant ClearPoint Enabled Current Status Neuro Disorder Population Patient Population Therapy Dystonia 250,000 25,000 DBS Active Use, HDE OCD 3,300,300 100,000 DBS Active Use, HDE Severe Depression 6,000,000 1,200,000 DBS IDE Trials (DBS) Parkinson's 1,500,000 125,000 Drug Delivery Clinical Trials - Phase 1 Disease Brain Tumors Clinical Trials - Phase 1 11,000 11,000 Drug Delivery (GBM) Huntington's 30,000 30,000 Drug Delivery Pre-Clinical Pre-Clinical ALS 30,000 30,000 Drug Delivery Alzheimer's 5,400,000 500,000 DBS Research © 2015 MRI INTERVENTIONS, INC. | 23

ClearPoint Consumable Revenues Consumables $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2013 2014 2015 © 2015 MRI INTERVENTIONS, INC. | 24

Total Revenue, 2013 - 2015 $1,400,000 Total Revenue $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2013 2014 2015 Consumables Capital / Service Other © 2015 MRI INTERVENTIONS, INC. | 25

Commercial Priorities

Increase Utilization

- Focus on adding surgeons at existing accounts
- Target high volume sites, including epilepsy and tumor neurosurgeons within each account; gain greater share of their procedures
- Add Clinical Specialists and sales reps to commercial team; compensate for utilization growth

Enhance Communication

- Increase peer-to-peer events, presence at trade shows
- Highlight existing data on ClearPoint applications to neurologists and neurosurgeons
- Communicate value proposition across procedures:
  - Accuracy
  - Real time visualization
  - Improved workflow
  - Increase patient volume

Expand Account Base

- Identify highest volume potential accounts across multiple procedures
- Support local hospital marketing efforts
- Capitalize on interest in drug delivery to expand in oncology accounts
- Add sales reps

Achieve Cash Breakeven

- Tightly control working capital, consumption of cash
- Hire additional personnel only in key functions – commercial team; engineering

© 2015 MRI INTERVENTIONS, INC. | 26

R&D Priorities

Software 2.0

- Significant upgrade to existing software; includes real time fusion, enhanced graphic and User Interface
- Technology licenses near complete with three additional software companies for this effort





OR SmartFrame

- Through partnership(s), expand our products and brand into the operating room for CT based neuro procedures





Drug Delivery

- Establish additional drug delivery partnerships, and participate in additional clinical trials
- Become the neuro ***drug delivery device*** partner of choice


18 mm
1.68 mm
3 mm

Procedure Enhancements

- Continue to enhance product line with a focus on procedure simplification and consistency



Bolt Driver for Laser Ablation

© 2015 MRI INTERVENTIONS, INC. | 27

At the Center of an Emerging Industry Trend



DBS Companies
Medtronic
Boston Scientific
NEUROPACE
St. Jude Medical
Laser Ablation Companies
Medtronic
MONTERIS
Scanner Companies
SIEMENS
PHILIPS
IMRIS
Drug/Biotech Companies
genzyme
A SANOFI COMPANY
Tocagen
Touching Your Life
MERRIMACK
uniQure
Cardiac Ablation and Heart Failure Companies
ClearPoint Electrode Placement
ClearPoint Laser Catheter Placement
Real Time MRI-Guided Procedures
ClearPoint Direct Drug Delivery
ClearPoint Performed in MRI Scanners
ClearTrace Ablation and Drug Delivery
In Development

MRIC is at the point of convergence in an industry trend impacting some of the most influential and innovative medical device companies in the world

© 2015 MRI INTERVENTIONS, INC. | 28

Ticker: MRIC MRI Interventions, Inc. Irvine, CA 949.900.6833 mriinterventions.com Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI © 2015 MRI INTERVENTIONS, INC. | 29